Subsequent events	9 Months Ended
Sep. 30, 2021
Subsequent events [Abstract]
Subsequent events
Note 10 – Subsequent events
On October 22, 2021, The Norwegian Shipowner’s Mutual War Risks Insurance Association (“DNK”) obtained approval from The Financial Supervisory Authority of Norway to return $300 million to its members. As a member of DNK, DHT expects to receive between $5.5 million and $6.5 million as distribution of equity within the first quarter of 2022. The distribution may be subject to withholding tax.

On November 1, 2021, the Board approved a dividend of $0.02 per common share related to the third quarter 2021 to be paid on November 23, 2021 for shareholders of record as of November 16, 2021.